UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 8, 2017

Alarm.com Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37461	26-4247032
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8281 Greensboro Drive Tysons, Virginia	22102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (877) 389-4033

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☑

Explanatory Note

On March 8, 2017, Alarm.com Holdings, Inc. (the "Company") filed with the Securities and Exchange Commission a Current Report on Form 8-K (the "Original Filing") disclosing its acquisition (the "Acquisition") of certain assets and assumption of certain liabilities of the “Connect” line of business of Icontrol Networks, Inc. (“Icontrol”) and all of the outstanding equity interests of the two subsidiaries through which Icontrol conducts its “Piper” line of business (collectively, the “Acquired Business”). This Current Report on Form 8-K/A amends the Original Filing to include the financial statements and pro forma information required by Item 9.01.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The audited combined financial statements of the Connect and Piper business of Icontrol Networks, Inc. as of December 31, 2016 and 2015 and for each of the three years in the period ended December 31, 2016 and the related notes thereto are attached hereto as Exhibit 99.1 and incorporated by reference into this Item 9.01.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined financial information as of and for the year ended December 31, 2016 with respect to the Company’s acquisition of the Acquired Business are attached hereto as Exhibit 99.2 and incorporated by reference into this Item 9.01.

(d) Exhibits

Exhibit No.	Description
23.1	Consent of independent auditors.
99.1
Audited Combined Financial Statements of the Connect and Piper business of Icontrol Networks, Inc. as of December 31, 2016 and 2015 and for each of the three years in the period ended December 31, 2016 and related notes thereto.

99.2	Unaudited Pro Forma Condensed Combined Financial Information as of and for the year ended December 31, 2016 with respect to the Company’s acquisition of the Acquired Business.

8K/A Page 2.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alarm.com Holdings, Inc.

Dated: May 23, 2017

	By:	/s/ Steve Valenzuela
Steve Valenzuela
Chief Financial Officer

8K/A Page 3.

INDEX TO EXHIBITS

Exhibit No.	Description
23.1	Consent of independent auditors.
99.1
Audited Combined Financial Statements of the Connect and Piper business of Icontrol Networks, Inc. as of December 31, 2016 and 2015 and for each of the three years in the period ended December 31, 2016 and related notes thereto.

99.2	Unaudited Pro Forma Condensed Combined Financial Information as of and for the year ended December 31, 2016 with respect to the Company’s acquisition of the Acquired Business.

8K/A Page 4.